Drugs supply and marketing contract

Contract No.: SY1-0701
Signature place: Xianyang
Sale Region: Guangdong Province

Providing side: Shaanxi Aoxing Pharmaceutical Co., Ltd.

Demanding side: Guangdong Runtai Pharmaceutical Co., Ltd.

To ensure the legitimate rights and interests of both seller and buyer, according to the Drug Administration Law of the PRC and the Circulation of Pharmaceuticals Supervision and Management Methods, by consensus, the seller and buyer unanimously agreed to sign this contract in December 11, 2006:

1. Product name, manufacturer, specifications, quantity, unit price, the total amount of money:

The comply period of contract: from January 1, 2007 to December 31, 2007

Product Name	dosage form	specification	unit	quantity	unit price (Yuan)	amount of money (Yuan)	remarks
Aoxing capsule	capsule;	40pill×10 bottle×20box	piece	17200	900	15,480,000

Taohua powder	powder	1.5g×10sack×200box	piece	400	1750	700,000

						16,180,000

Total RMB (capitalization) sixteen millions one hundred and eighty thousands

2. Quality standards: The products referred in the contract are in line with the national drug standards.

3. Arrival Location of commodity: Guangzhou

Deliver deadline: telephone

The extract way of commodity: Self-extract

4. Means of transport: Railway Motor √

5. Freight charge assuming: Providing side

6. Goods arrived should be checked and accepted within three days. Overdue acceptance will be taken as qualified proving. If quality or quantity problems are found, the problems should be informed a written notice to the other party in set time.

7. Settling means: (1) Settling means of deliver goods in batch is the rolling payment. √

(2) Settling means of deliver goods in one time is paid up within 30 days.

8. Payment means: bank drafts/ bank cards/ telegraphic transfer √/ cash

9. Quadruplicate for this contract and each side two copies.

10. The contract dispute will be accepted and heard by the creditor’s location court.

11. Other engaged items: This contract is the annual supply and marketing contract. Demanding side should inform the providing side the time, variety and amount of the deliver goods in batch by telephone.

Demanding side	Unit name (seal)	Shaanxi Aoxing Pharmaceutical Co., Ltd.	Providing side	Unit name (seal)	Guangdong Runtai Pharmaceutical Co., Ltd.
	Unit address	ChenYang Dong Road (Century Road),Aoxing Medical Mansion, Xianyang, Shaanxi		Unit address	No.233, room 2308 of LongHe Bei Road, TianHe Zone, Guangzhou
	Legal representative	Rongha Wang		Legal representative
	Authorised agent	Mei Zhang Tel.: 021-33685528		Authorised agent	Xi Li Tel.:
	Zip code	712000 Fax: 021-33685528		Zip code	510000 Fax::
	Bank of deposit			Bank of deposit
	Account number			Account number